EX-99.16-Schedules for Computation of Performance Quotations



                           SCHEDULE OF COMPUTATION OF
                 TOTAL RETURN INFORMATION FOR THE STOCK ACCOUNT





                                                January 1, 2000            January 1, 1996           January 1, 1991
                                                       to                        to                         to
                                               December 31, 2000          December 31, 2000         December 31, 2000
                                               -----------------          -----------------         -----------------

Hypothetical initial
payment of $1,000 (P)                              $1,000.00                  $1,000.00                 $1,000.00

Accumulation unit value:
At start of period (A)                             $206.1095                   $91.4603                  $44.4097
At end of period (B)                               $188.7248                  $188.7248                 $188.7248

Ending value of hypothetical
investment   (EV) = P  x  (B/A)                      $915.65                  $2,063.46                 $4,249.63

Cumulative rate of total return =
((EV/P)-1)  x  100                                    -8.43%                    106.35%                   324.96%

Number of years in
period (n)                                                 1                          5                        10
                       n
Net change factor (1+T)  = EV/P                      0.91565                    2.06346                   4.24963

Average annual compound rate of
total return (T)                                      -8.43%                     15.59%                    15.57%





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                           SCHEDULE OF COMPUTATION OF
              TOTAL RETURN INFORMATION FOR THE CREF GROWTH ACCOUNT



                                                                                                      80 months (April 29,
                                               January 1, 2000             January 1, 1996            1994 commencement of
                                                      to                         to                      operations to
                                               December 31, 2000          December 31, 2000            December 31, 2000)
                                               -----------------          -----------------            ------------------

Hypothetical initial
payment of $1,000 (P)                             $1,000.00                  $1,000.00                       $1,000.00

Accumulation unit value:
At start of period (A)                            $100.2074                   $35.3095                        $24.9508
At end of period (B)                               $79.6083                   $79.6083                        $79.6083

Ending value of hypothetical
investment   (EV) = P  x  (B/A)                     $794.44                  $2,254.59                       $3,190.61

Cumulative rate of total return =
((EV/P)-1)  x  100                                  -20.56%                    125.46%                         219.06%

Number of years in period (n)                             1                          5                            6.67

                       n
Net change factor (1+T) = EV/P                      0.79444                    2.25459                         3.19061

Average annual compound rate
of total return (T)                                 -20.56%                     17.66%                          18.96%




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                           SCHEDULE OF COMPUTATION OF
           TOTAL RETURN INFORMATION FOR THE CREF EQUITY INDEX ACCOUNT





                                                                                                    80 months (April 29, 1994
                                                January 1, 2000            January 1, 1996               commencement of
                                                       to                        to                       operations to
                                               December 31, 2000          December 31, 2000             December 31, 2000
                                               -----------------          -----------------             -----------------


Hypothetical initial
payment of $1,000 (P)                             $1,000.00                  $1,000.00                        $1,000.00

Accumulation unit value:
At start of period (A)                             $84.2630                   $35.2308                         $25.0380
At end of period (B)                               $77.8689                   $77.8689                         $77.8689

Ending value of hypothetical
investment    (EV) = P  x  (B/A)                    $924.12                  $2,210.25                        $3,110.03

Cumulative rate of total return =
((EV/P)-1)  x  100                                    -7.59%                    121.03%                          211.00%

Number of years in period (n)                             1                          5                             6.67

                        n
Net change factor  (1+T)  = EV/P                    0.92412                    2.21025                          3.11003

Average annual compound rate of
total return (T)                                      -7.59%                     17.19%                           18.51%




                           SCHEDULE OF COMPUTATION OF
       TOTAL RETURN INFORMATION FOR THE CREF INFLATION-LINKED BOND ACCOUNT





                                                                              44 months (May 1, 1997
                                                                                 commencement of
                                                 January 1, 2000 to               operations to
                                                 December 31, 2000              December 31, 2000)
                                                 -----------------              ------------------

Hypothetical initial
payment of $1,000 (P)                               $1,000.00                      $1,000.00

Accumulation unit value:
At start of period (A)                               $27.5966                       $25.4607
At end of period (B)                                 $31.1176                       $31.1176

Ending value of hypothetical
investment    (EV) = P  x  (B/A)                    $1,127.59                      $1,222.18

Cumulative rate of total return =
((EV/P)-1)  x  100                                     12.76%                         22.22%

Number of years in period (n)                               1                           3.67

                       n
Net change factor (1+T)  = EV/P                       1.12759                        1.22218

Average annual compound rate of
total return (T)                                       12.76%                          5.61%



                           SCHEDULE OF COMPUTATION OF
              TOTAL RETURN INFORMATION FOR THE BOND MARKET ACCOUNT


                                                January 1, 2000            January 1, 1996           January 1, 1991
                                                       to                        to                         to
                                               December 31, 2000          December 31, 2000         December 31, 2000
                                               -----------------          -----------------         -----------------

Hypothetical initial
payment of $1,000 (P)                              $1,000.00                  $1,000.00                 $1,000.00

Accumulation unit value:
At start of period (A)                              $51.7755                   $42.6885                  $27.2077
At end of period (B)                                $57.8579                   $57.8579                  $57.8579

Ending value of hypothetical
investment   (EV) = P  x  (B/A)                    $1,117.48                  $1,355.35                 $2,126.53

Cumulative rate of total return =
((EV/P)-1)  x  100                                    11.75%                     35.54%                   112.65%

Number of years in period (n)                              1                          5                        10

                         n
Net change factor   (1+T) = EV/P                     1.11748                    1.35535                   2.12653

Average annual compound rate of
total return (T)                                      11.75%                      6.27%                     7.84%




                           SCHEDULE OF COMPUTATION OF
             TOTAL RETURN INFORMATION FOR THE SOCIAL CHOICE ACCOUNT





                                                January 1, 2000            January 1, 1996           January 1, 1991
                                                       to                        to                         to
                                               December 31, 2000          December 31, 2000         December 31, 2000
                                               -----------------          -----------------         -----------------

Hypothetical initial
payment of $1,000 (P)                              $1,000.00                  $1,000.00                 $1,000.00

Accumulation unit value:
At start of period (A)                              $95.9618                   $50.7117                  $26.0711
At end of period (B)                                $96.2862                   $96.2862                  $96.2862

Ending value of hypothetical
investment    (EV) = P  x  (B/A)                   $1,003.38                  $1,898.70                 $3,693.22

Cumulative rate of total return =
((EV/P)-1)  x  100                                     0.34%                     89.87%                   269.32%

Number of years in period (n)                              1                          5                        10

                         n
Net change factor   (1+T) = EV/P                     1.00338                     1.8987                   3.69322

Average annual compound rate of
total return (T)                                       0.34%                     13.68%                    13.96%




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                           SCHEDULE OF COMPUTATION OF
            TOTAL RETURN INFORMATION FOR THE GLOBAL EQUITIES ACCOUNT




                                                                                                104 months (May 1, 1992
                                            January 1, 2000            January 1, 1996               commencement of
                                                   to                        to                       operations to
                                           December 31, 2000          December 31, 2000             December 31, 2000
                                           -----------------          -----------------             -----------------

Hypothetical initial
payment of $1,000 (P)                          $1,000.00                  $1,000.00                        $1,000.00

Accumulation unit value:
At start of period (A)                          $96.7503                   $42.9576                         $25.8725
At end of period (B)                            $81.0896                   $81.0896                         $81.0896

Ending value of hypothetical
investment   (EV) = P  x  (B/A)                  $838.13                  $1,887.67                        $3,134.20

Cumulative rate of total return =
((EV/P)-1)  x  100                               -16.19%                     88.77%                          213.42%

Number of years in period (n)                          1                          5                             8.67

                        n
Net change factor  (1+T) = EV/P                  0.83813                    1.88767                           3.1342

Average annual compound rate of
total return (T)                                 -16.19%                     13.55%                           14.07%



                           SCHEDULE OF COMPUTATION OF
                  SEVEN-DAY YIELDS FOR THE MONEY MARKET ACCOUNT


                                                         Seven-Day Period Ended
                                                            December 31, 2000
                                                         -----------------------


Initial value of a hypothetical pre-existing account with a
balance of one Accumulation Unit at the beginning of
base period (A)                                                $20.4576146684

Value of same account  (excluding capital gains and
losses) at end of the seven-day period (B)                     $20.4825068393
                                                               ==============

Net change in account value   (C) = B - A                       $0.0248921709
                                                                =============

Base period Return:  Net change in account value
divided by the beginning account value = C/A                     0.0012167680
                                                                 ============

Net Annualized Current Yield = C/A  x  (365/7)  x  100                  6.34%
                                                                        =====
                                          365/7
Net Annualized Effective Yield = (1 + C/A)      - 1                     6.55%
                                                                        =====

                           SCHEDULE OF COMPUTATION OF
                  THIRTY-DAY YIELD FOR THE BOND MARKET ACCOUNT


                                                         Thirty-Day Period Ended
                                                            December 31, 2000
                                                         ----------------------

Total interest income earned during the period  (a)         $17,236,092.17

Total expenses incurred during the period  (b)                 $861,331.21

Average daily number of units outstanding during
the period  (c)                                        55,193,659.06 units

Unit value at end of period  (d)                                   57.8579

                                  6
Thirty-day Yield = 2(((a-b)/cd +1) -1)                               6.23%